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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  May 17, 1996
                                                            ------------


                          Rx Medical Services Corp.
                          -------------------------
            (Exact name of registrant as specified in its charter)


              Nevada                    1-10963              87-0436782
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    (State or other jurisdiction      (Commission          (IRS Employer
       of incorporation)               File Number)        Identification No.)



        Third Floor
        888 East Las Olas Boulevard
        Fort Lauderdale, Florida                            33301
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   (Address of principal executive offices)               (Zip Code)


      Registrant's telephone number, including area code (954) 462-1711
                                                         --------------


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Item 5.  OTHER EVENTS.


        On March 29, 1996, registrant filed a Form 12b-25 Notification of Late Filing with the Commission pertaining to registrant's Form 10-K annual report for the fiscal year ended December 31, 1995 (the "Form 10-K"). In that filing, it was indicated that the Form 10-K would not be completed until May 1996. Registrant's auditors, Grant Thornton, LLP, have informed registrant that the completion of the financial statements will be delayed beyond May 1996. It is now anticipated that the Form 10-K will be filed with the Commission on or before July 31, 1996. The additional delay is due to the complexity of the audit, primarily resulting from the recent filing (on April 4, 1996) of the Chapter 7 bankruptcy petition for Manatee Medical Laboratories, Inc., registrant's diagnostic testing subsidiary ("Manatee"). Manatee was registrant's principal business. Completion of Registrant's financial statements is further complicated by the necessity of auditing the financial statements of Consolidated Health Corporation of Mississippi, Inc., a hospital management company acquired by registrant in July 1995.


                                  Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Rx Medical Services Corp.
                                              (Registrant)


                                         By: /s/ Michael L. Goldberg
                                             ----------------------------------
                                             Michael L. Goldberg
                                             Chairman and
                                              Chief Executive Officer


Date:  May 22, 1996